Calvert

Investments that make a difference (registered service mark)

December 31, 2002

Annual Report

Calvert First Government

Money Market Fund

Calvert First Government Money Market Fund

Table of Contents

President's Letter	1
Portfolio Manager Remarks	3
Independent Auditors' Report	6
Statement of Net Assets	7
Statement of Operations	9
Statements of Changes in Net Assets	10
Notes to Financial Statements	12
Financial Highlights	16
Explanation of Financial Tables	21
Trustee and Officer Information Table	24

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com, click on Account Access, and select the documents you would like to receive via e-mail.

If you're new to Account Access, you'll be prompted to set up a personal identification number for your account. Once you're in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps.

Dear Shareholders:

Over the last year, slow economic growth, continuing political uncertainty, and the threat of war have provided an unsettling backdrop to the investment climate.  Stocks experienced their third straight year of declines, with the S&P 500 Index losing 22.43% of its value during 2002.

At the same time, falling interest rates and slow growth were good for the bond market, with general taxable bond funds earning an average return of 6.01% and taxable money market funds earning an average of 1.49%.  In light of these developments, many investors have positioned their portfolios more conservatively, lightening their investments in stocks and emphasizing less volatile sectors like shorter-term bonds and money market instruments.

While we are gratified that we could contribute to investors' efforts to earn positive returns and conserve the value of their investments in this challenging market environment, we believe that it's important for investors to remember that these funds make up only a portion of a well-diversified portfolio.

Now, as always, it is important to work with your financial advisor to determine the right asset allocation to meet your long-term needs.  It is also critical to take a long-term view, particularly if you do not expect to draw on your investments for several years.  Markets fluctuate, but over time, stocks and bonds have provided attractive returns for long-term investors.  It is not wise or appropriate to make dramatic shifts in your asset allocation in response to sudden market movements, since these types of changes are likely only to lock in short-term losses and prevent you from participating in any eventual recovery.

It is, of course, impossible to predict when the stock market will rebound or what the performance of short- and long-term bond funds will be in the coming year.  We do believe that investors who diversify their portfolios, who pursue an appropriate asset allocation strategy and who keep their focus on the long-term will do best in nearly any market environment.  Please contact us, or your financial professional, if you have any questions or concerns about your investments or market conditions.  We are always happy to work with you.

In closing, we are pleased to note that Calvert has been selected as Program Manager for the District of Columbia's DC College Savings Plan.  Available nationwide, this tax-advantaged 529 account offers both stock and fixed-income choices.  If you or family members are saving for college expenses, we urge you to consult  your financial advisor about this exciting new investment program.

Thank you for your continued business, and we look forward to serving you in the year ahead.

Sincerely,

/s/Barbara J. Krumsiek

President and CEO

January 31, 2003

Market Perspective

Reno Martini,

Chief Investment Officer, CAMCO

The year 2002 was quite disappointing in terms of economic and stock market performance.  However, the Fixed Income market posted strong returns in most sectors. The big winner in this situation was the bond fund product.  Net inflows into bond mutual funds surpassed the 1986 all-time record of $103 billion.  For the year ended December 31, 2002, $140 billion of net money had moved into bond funds. Cash pouring into all bond funds was just one of many supportive factors behind the strong rally in government and high-quality bonds last year.

In 2002, investors avoided stocks, but also became quite unhappy with exceptionally low returns on time deposits, money market funds, treasury bills, and other highly conservative money market investments.  The historic all time lows in these types of securities have lasted longer than anyone expected.

On the year, with the notable exception of junk bonds, major sectors of the U.S. dollar bond market posted double-digit returns.  For much of 2002, the highest quality sectors, such as government, municipal, and mortgage-backed bonds, were way ahead of the pack.  Starting in the fourth quarter, however, credit product started to rally with corporate bonds posting record outperformance against treasuries. High-yield bonds had marginally negative returns but rallied 6% in the fourth quarter. U.S. economic performance was resilient in the face of multiple shocks, and market participants realized that profits were improving and the economy would post a respectable 3% growth rate for the year.  Many stocks and lower quality corporate bonds had been thoroughly beaten and were extremely cheap by historical standards.  Investors started to warm to corporate bonds and stocks in the fourth quarter before becoming a bit discouraged by weaker economic data towards the end of the year.

Tom Dailey is a member of the CAMCO portfolio management team.

Calvert First Government Money Market Fund seeks

to earn the highest

possible yield consistent with safety, liquidity and preservation of capital.

Fund Information

asset allocation

taxable

money market

NASDAQ symbol

FVRXX

CUSIP number

131577-10-8

Calvert First Government Money Market Fund

How did the Fund perform compared to its benchmark?

For the year ended December 31, 2002, the Fund's O shares returned 1.19%, outperforming the 1.08% return for its benchmark, the Lipper U.S. Government Money Market Funds Average.

What was your strategy?

We continued to purchase in the short end of the money market yield curve. In doing so, we positioned the Portfolio to take advantage of the rise in money market rates that will result when the Fed begins to tighten. At the same time, as encouraging economic numbers started to role in, the yield curve became positively sloped - meaning that longer-term yields were higher than shorter-term yields - and it was advantageous to buy longer-term securities. Therefore, we selectively purchased longer notes to lock-in attractive yields, believing the Fed would be on the sidelines for a while.

What is your outlook?

Looking ahead, we continue to see interest rates and bond market returns buffeted by changing perceptions of U.S. economic and corporate prospects.  The perceptions have been the driving force for the last two years and will continue to be a key influence. The concern over corporate governance and increasing geopolitical tensions will also continue to play an important role in all our markets.

The bond market will be in for a difficult year as many feel the economy will finally pull out of the doldrums and show that it is growing. In each economic statistic released, analysts will look for signs that support or negate a growth scenario.  The Administration's economic stimulus package will be debated throughout the first half of the year and it remains to be seen what finally is approved and its effect on the economy.  We think interest rates will fluctuate up and down as the economic news shows signs of strength or weakness. It does not appear that inflation is an immediate threat.

We will keep the days to maturity close to our peer group, and continue to monitor economic statistics as they are released throughout the year and adjust the Portfolio accordingly.

January 31, 2003

Please remember, this discussion reflects the views and opinions of Calvert Asset Management Company at December 31, 2002, the end of the reporting period. Our strategy and the Fund's portfolio composition may differ due to ever-changing market and economic conditions. While historical performance is no guarantee of future results, it may give you a better and more thorough understanding of our investment decisions and management philosophy.

Portfolio statistics

weighted
average maturity
12.31.02	77 days
12.31.01	41 days

comparative monthly yields

	Calvert	MFR's
	First Government	Government Retail
	Money Market	Money Market
	Class O	Average
12.31.02	0.84%	0.73%
11.30.02	0.93%	0.85%
10.31.02	1.14%	1.05%
9.30.02	1.16%	1.08%
8.31.02	1.17%	1.10%
7.31.02	1.20%	1.13%
6.30.02	1.19%	1.17%

Class O average annual total return

as of 12.31.02
1 year	1.19%
5 year	3.92%
10 year	4.09%
inception	6.84%
(12.07.76)

Total returns assume reinvestment of dividends. Performance information represents the value of an investment in Class O shares. The value of an investment in Class B, C or T shares would be different. Past performance is no guarantee of future results. Source: Money Fund Vision98, iMoneyNet, Inc.

Independent Auditors' Report

To the Board of Trustees of First Variable Rate Fund for Government Income and Shareholders of Calvert First Government Money Market Fund:

We have audited the accompanying statement of net assets of Calvert First Government Money Market Fund (the "Fund"), a portfolio of First Variable Rate Fund for Government Income, as of December 31, 2002, and the related statements of operations, changes in net assets, and financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for the years ended December 31, 2001 and 2000, were audited by other auditors who have ceased operations.  Those auditors expressed an unqualified opinion on those financial statements in their report dated February 15, 2002.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert First Government Money Market Fund as of December 31, 2002, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Philadelphia, Pennsylvania

February 14, 2003

Statement of Net Assets

December 31, 2002

	Principal
Taxable Variable Rate Demand Notes - 42.5%	Amount	Value
Post Apartment Homes LP MFH Revenue, 1.42%, 7/15/29,
CA: FNMA	$51,235,000	$51,235,000
Rural Electric Coop Grantor Trust Certificates, 1.40%, 12/15/17,
TOA: JP Morgan Chase Bank	39,230,000	39,230,000

Total Taxable Variable Rate Demand Notes (Cost $90,465,000)		90,465,000

U.S. Government Agency Obligations - 56.9%
Federal Farm Credit Bank Discount Notes, 3/12/03	5,000,000	4,975,111
Federal Home Loan Bank:
2.55%, 4/25/03	10,000,000	10,000,000
4.50%, 4/25/03	10,000,000	10,058,905
4.50%, 7/7/03	5,000,000	5,050,410
2.235%, 7/25/03	5,000,000	5,000,000
2.06%, 11/21/03	5,000,000	5,000,000
3.18%, 12/3/03	5,000,000	5,078,936
5.375%, 1/5/04	5,000,000	5,191,318
Federal Home Loan Bank, Discount Notes:
1/2/03	28,000,000	27,999,417
1/2/03	5,000,000	4,999,837
1/2/03	5,000,000	4,999,824
1/3/03	5,000,000	4,999,672
1/6/03	5,000,000	4,999,167
10/20/03	5,000,000	4,943,628
12/11/03	3,000,000	2,959,293
Freddie Mac, Discount Notes:
1/28/03	5,000,000	4,995,238
11/6/03	10,000,000	9,879,833

Total U.S. Government Agency Obligations (Cost $121,130,589)		121,130,589

TOTAL INVESTMENTS (Cost $211,595,589) - 99.4%		211,595,589
Other assets and liabilities, net - 0.6%		1,358,290
Net Assets - 100.0%		$212,953,879

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized
Class O: 206,052,068 shares outstanding		$205,759,180
Class B: 4,873,247 shares outstanding		4,873,192
Class C: 1,302,703 shares outstanding		1,302,621
Class T: 996,913 shares outstanding		996,913
Undistributed net investment income		21,973

Net Assets		$212,953,879

Net Asset Value Per Share
Class O (based on net assets of $205,780,008)		$1.00
Class B (based on net assets of $4,874,238)		$1.00
Class C (based on net assets of $1,303,479)		$1.00
Class T (based on net assets of $996,154)		$1.00

Abbreviations:

CA: Collateral Agreement

FNMA: Federal National Mortgage Association

MFH: Multi-Family Housing

TOA: Tender Option Agreement

See notes to financial statements.

Statement ofOperations

Year ended December 31, 2002

Net Investment Income
Investment Income:
Interest income	$5,680,324

Expenses:
Investment advisory fee	731,719
Transfer agency fees and expenses	441,864
Distribution plan expenses:
Class B	28,378
Class C	11,435
Class T	185,434
Trustees' fees and expenses	18,050
Accounting fees	46,263
Administrative fees:
Class O	536,041
Class B	7,087
Class C	2,857
Class T	185,434
Custodian fees	40,552
Registration fees	46,037
Reports to shareholders	75,720
Professional fees	16,229
Miscellaneous	23,576
Total expenses	2,396,676
Reimbursement from Advisor:
Class B	(4,657)
Class C	(8,118)
Class T	--
Fees waived:
Class B	(6,381)
Class C	(2,388)
Class T	(1,657)
Fees paid indirectly	(15,667)
Net expenses	2,357,808
Net Investment Income	3,322,516

Realized Gain (Loss) on Investments
Net realized gain on investments	942

Increase (Decrease) in Net Assets
Resulting from Operations	$3,323,458

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income	$3,322,516	$11,193,308
Net realized gain	942	36,409

Increase (Decrease) in Net Assets
Resulting from Operations	3,323,458	11,229,717

Distributions to shareholders from
Net investment income:
Class O shares	(2,536,865)	(7,527,374)
Class B shares	(1,624)	(11,953)
Class C shares	(775)	(13,931)
Institutional Class shares	--	(341,164)
Class T shares	(788,765)	(3,287,168)
Net realized gain:
Class O shares	--	(2,168)
Class B shares	--	(16)
Class C shares	--	(17)
Class T shares	--	(878)
Total distributions	(3,328,029)	(11,184,669)
Capital share transactions:
Shares sold:
Class O shares	167,399,083	187,672,791
Class B shares	5,844,795	2,393,238
Class C shares	1,738,318	2,227,881
Institutional Class shares	--	54,500,291
Class T shares	68,896,661	83,002,125
Reinvestment of distributions:
Class O shares	2,482,707	7,432,937
Class B shares	1,453	11,514
Class C shares	728	13,744
Institutional Class shares	--	346,119
Class T shares	791,820	3,330,295
Shares redeemed:
Class O shares	(191,381,824)	(191,346,028)
Class B shares	(2,871,194)	(900,538)
Class C shares	(2,172,941)	(953,395)
Institutional Class shares	--	(63,031,240)
Class T shares	(161,939,020)	(91,781,376)
Total capital share transactions	(111,209,414)	(7,081,642)

Total Increase (Decrease) in Net Assets	(111,213,985)	(7,036,594)

Net Assets
Beginning of year	324,167,864	331,204,458
End of year (including undistributed net investment income of $21,973 and $26,544, respectively)	$212,953,879	$324,167,864

See notes to financial statements.
	Year Ended	Year Ended
	December 31,	December 31,
Capital Share Activity	2002	2001
Shares sold:
Class O shares	167,411,030	187,672,789
Class B shares	5,844,795	2,393,238
Class C shares	1,738,318	2,227,881
Institutional Class shares	--	54,500,291
Class T shares	68,884,657	83,002,125
Reinvestment of distributions:
Class O shares	2,482,707	7,432,937
Class B shares	1,453	11,514
Class C shares	729	13,743
Institutional Class shares	--	343,941
Class T shares	791,820	3,330,295
Shares redeemed:
Class O shares	(191,381,824)	(191,344,563)
Class B shares	(2,871,194)	(900,527)
Class C shares	(2,172,941)	(953,383)
Institutional Class shares	--	(63,031,240)
Class T shares	(161,939,020)	(91,780,763)
Total capital share activity	(111,209,470)	(7,081,722)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General:  The Calvert First Government Money Market Fund (the "Fund"), the only series of First Variable Rate Fund for Government Income, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares of beneficial interest. A fifth class of shares (Institutional Class) ceased operations on December 20, 2001. Class O shares are sold to the public, with no front-end sales charge at the time of purchase and no back-end load when they are redeemed. Class B shares may be purchased only by exchange from Class B shares of other Calvert Group Funds. Class B shares are sold without a front-end sales charge at the time of purchase, but may be subject to a deferred sales charge upon redemption of the Fund in which the Class B shares were originally purchased. Class C shares may be purchased only by exchange from Class C shares of another Calvert Group Fund. Class C shares are sold without a front-end sales charge at the time of purchase. They may be subject to a deferred sales charge if they are redeemed within one year after purchase of the Class C shares in the original Fund. Class B and C shares have higher expenses than Class O shares, including Distribution Plan expenses. Class O shares are not subject to a Distribution Plan. Class T shares are sold to investors with brokerage accounts at The Advisors Group, Inc. Class T shares are sold with no front-end sales charge at the time of purchase and no back-end load when they are redeemed, and are subject to Distribution Plan expenses.

Security Valuation:  Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities are valued at amortized cost which approximates market in accordance with Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements:  The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Investment Income:  Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium. Investment income and realized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders:  Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements:  The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes:  No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, "Ameritas Acacia"). The Advisor provides investment advisory services and pays the salaries and fees of officers and interested Trustees of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .25% on the first $500 million, .225% on the next $400 million, .20% on the next $400 million, .175% on the next $700 million and .15% on the excess of $2 billion. Under the terms of the agreement, $95,284 was payable at year end.

The Advisor has agreed to limit annual Fund operating expenses (net of expense offset arrangements) through April 30, 2003. The contractual expense cap is 2.00% for Class B and Class C. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, extraordinary expenses and capital items. For the year ended December 31, 2002, the total of such expenses reimbursed was $12,775.

The Advisors Group, Inc., ("TAG"), also a wholly-owned subsidiary of Ameritas Acacia, is a  broker-dealer. TAG offers Class T shares as a sweep account for its brokerage customers.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. Class O, Class B, Class C, and Class T pay an annual rate of .25%, based on their average daily net assets. Under the terms of the agreement, $44,543 was payable at year end. For the year ended December 31, 2002, CASC waived $10,426 of its fee.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class B,  C and T shares, allow the Fund to pay the distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed 1.00% annually of average daily net assets of Class B and Class C and .25% of average daily net assets of Class T. Under the terms of the agreement, $5,578 was payable at year end.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $163,156 for the year ended December 31, 2002. Under terms of the agreement, $13,470 was payable at year end. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Effective September 2002, each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $25,000 plus $1,500 for each Board and Committee meeting attended. Trustee fees are allocated to each of the funds served.

Note C -- Investment Activity

The cost of investments owned at December 31, 2002 for federal income tax purposes was $211,595,589.

There were no significant differences between book basis and tax basis of distributable earnings as of December 31, 2002 and distributions for the years ended December 31, 2002 and 2001.

Reclassifications have been made to the funds components of net assets to reflect income and gains available for distribution (or available capital loss carryforwards, as applicable) under income tax law and regulations. The primary permanent difference causing such reclassifications is due to redesignation of dividends.

The Fund may sell or purchase securities from other Funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2002, purchases and sales transactions were $1,443,640,000 and $1,413,735,000, respectively.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund's average daily balance of these borrowings outstanding during the year ended December 31, 2002 was $48,736 at a weighted average interest rate of 2.21%. The maximum amount of these borrowings outstanding during the year ended December 31, 2002 was $4,516,485 during October 2002. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2002.

Note E -- Change in Independent Auditor (Unaudited)

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG  LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Trustees.

The reports on the financial statements audited by Arthur Andersen for the years ended December 31, 2001 and December 31, 2000 for the Fund did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Fund and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Financial Highlights

	Years Ended
	December 31,	December 31,
Class O Shares	2002	2001
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.012	.034
Distributions from
Net investment income	(.012)	(.034)
Net asset value, ending	$1.00	$1.00

Total return	1.19%	3.45%
Ratios to average net assets:
Net investment income	1.18%	3.39%
Total expenses	.75%	.77%
Expenses before offsets	.75%	.77%
Net expenses	.75%	.76%
Net assets, ending (in thousands)	$205,780	$227,259

		Years Ended
	December 31,	December 31,	December 31,
Class O Shares	2000	1999	1998
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.056	.043	.048
Distributions from
Net investment income	(.056)	(.043)	(.048)
Net asset value, ending	$1.00	$1.00	$1.00

Total return	5.71%	4.38%	4.93%
Ratios to average net assets:
Net investment income	5.55%	4.28%	4.82%
Total expenses	.77%	.82%	.81%
Expenses before offsets	.77%	.82%	.81%
Net expenses	.75%	.81%	.79%
Net assets, ending (in thousands)	$223,437	$229,754	$246,019

		Years Ended
	December 31,	December 31,	December 31,
Class B Shares	2002	2001	2000
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.001	.021	.043
Distributions from
Net investment income	(.001)	(.021)	(.043)
Net asset value, ending	$1.00	$1.00	$1.00

Total return	.06%	2.15%	4.38%
Ratios to average net assets:
Net investment income	.09%	1.57%	4.33%
Total expenses	2.17%	3.27%	5.83%
Expenses before offsets	1.78%	2.01%	2.07%
Net expenses	1.78%	2.00%	2.00%
Net assets, ending (in thousands)	$4,874	$1,898	$394

	Periods Ended
	December 31,	December 31,
Class B Shares	1999	1998*
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.031	.027
Distributions from
Net investment income	(.031)	(.027)
Net asset value, ending	$1.00	$1.00

Total return	3.11%	2.72%
Ratios to average net assets:
Net investment income	3.18%	3.28%(a)
Total expenses	8.09%	36.93%(a)
Expenses before offsets	2.02%	2.02%(a)
Net expenses	2.00%	2.00%(a)
Net assets, ending (in thousands)	$420	$74

		Years Ended
	December 31,	December 31,	December 31,
Class C Shares	2002	2001	2000
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.001	.021	.043
Distributions from
Net investment income	(.001)	(.021)	(.043)
Net asset value, ending	$1.00	$1.00	$1.00

Total return	.08%	2.18%	4.39%
Ratios to average net assets:
Net investment income	.11%	1.82%	4.25%
Total expenses	2.72%	3.16%	3.60%
Expenses before offsets	1.80%	2.03%	2.03%
Net expenses	1.79%	2.00%	2.00%
Net assets, ending (in thousands)	$1,303	$1,737	$449

	Periods Ended
	December 31,	December 31,
Class C Shares	1999	1998**
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.031	.020
Distributions from
Net investment income	(.031)	(.020)
Net asset value, ending	$1.00	$1.00

Total return	3.12%	2.06%
Ratios to average net assets:
Net investment income	3.22%	3.35%(a)
Total expenses	4.75%	8.46%(a)
Expenses before offsets	2.02%	2.02%(a)
Net expenses	2.00%	2.00%(a)
Net assets, ending (in thousands)	$1,056	$339

	Periods Ended
	December 20,	December 31,
Institutional Class Shares	2001#	2000
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.037	.060
Distributions from
Net investment income	(.037)	(.060)
Net asset value, ending	$1.00	$1.00

Total return	3.72%	6.11%
Ratios to average net assets:
Net investment income	3.65% (a)	5.84%
Total expenses	.49% (a)	.46%
Expenses before offsets	.47% (a)	.39%
Net expenses	.46% (a)	.37%
Net assets, ending (in thousands)	$0	$8,204

	Periods Ended
	December 31,	December 31,
Institutional Class Shares	1999	1998***
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.047	.015
Distributions from
Net investment income	(.047)	(.015)
Net asset value, ending	$1.00	$1.00

Total return	4.84%	1.49%
Ratios to average net assets:
Net investment income	4.72%	4.95%(a)
Total expenses	.50%	.43%(a)
Expenses before offsets	.38%	.34%(a)
Net expenses	.37%	.32%(a)
Net assets, ending (in thousands)	$19,679	$20,128

	Years Ended
	December 31,	December 31,
Class T Shares	2002	2001
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.010	.032
Distributions from
Net investment income	(.010)	(.032)
Net asset value, ending	$1.00	$1.00

Total return	.99%	3.28%
Ratios to average net assets:
Net investment income	1.05%	3.29%
Total expenses	.93%	.93%
Expenses before offsets	.93%	.93%
Net expenses	.92%	.92%
Net assets, ending (in thousands)	$996	$93,274

	Periods Ended
	December 31,	December 31,
Class T Shares	2000	1999****
Net asset value, beginning	$1.00	$1.00
Income from investment operations
Net investment income	.05	.035
Distributions from
Net investment income	(.05)	(.035)
Net asset value, ending	$1.00	$1.00

Total return	5.54%	3.59%
Ratios to average net assets:
Net investment income	5.40%	4.29%(a)
Total expenses	.93%	.95%(a)
Expenses before offsets	.93%	.95%(a)
Net expenses	.91%	.94%(a)
Net assets, ending (in thousands)	$98,720	$100,778

(a)       Annualized

*           From April 1,1998 inception.

**         From June 1, 1998 inception.

***        From September 16, 1998 inception.

****      From March 1, 1999 inception.

#          Institutional Class ceased operations on December 20, 2001.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period.  Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet.  It lists the value of what the fund owns, is due and owes on the last day of the reporting period.  The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received.  The fund's liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid.  The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period.  The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding.  This statement is accompanied by a Schedule of Investments.  Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period.  The Statement of Net Assets includes a Schedule of Investments.  Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets.  Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets.  Paid in Capital is the money invested by shareholders and represents the bulk of net assets.  Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date.  Accumulated Realized Losses will appear as negative balances.  Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund.  Investment income typically includes dividends earned from stocks and interest earned from interest-bearing securities in the fund.  Expenses incurred in operating the fund typically include the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports.  Expense offsets (fees paid indirectly) are also shown.  Credits earned from offset arrangements are used to reduce the fund's expenses.  This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods.  Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations.  The Distribution section shows the dividend and capital gain distributions made to shareholders.  The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes.  The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed.  The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund's net asset value for current and past reporting periods.  The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.  Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value.  Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.  Total distributions include distributions from net investment income and net realized gains.  Long-term gains are earned on securities held in the fund more than one year.  Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.  The expense ratio is a fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets.  These expenses directly reduce returns to shareholders.  Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund.  Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Trustee and officer Information Table

(Not   Applicable   to  Officers)

# of

Position

Position

Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Date of Birth

Fund

Date

During Last 5 Years

Overseen

Directorships

RICHARD L. BAIRD, JR. DOB: 05/09/48	Trustee	1976	Executive Vice President for the Family Health Council, Inc. in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services.	19	Chairperson, United Methodist Services for the Aging.

FRANK H. BLATZ, JR., Esq. DOB: 10/29/35	Trustee	1982	Attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A.	30

DOUGLAS E. FELDMAN, M.D. DOB: 05/23/48	Trustee	1982	Managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	12

PETER W. GAVIAN, CFA, ASA DOB: 12/08/32	Trustee	1980	Since 1976, President of Corporate Finance of Washington, Inc., an investment banking firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation).	12	Annapolis Life Care, Inc.

JOHN GUFFEY, JR. DOB: 05/15/48	Trustee	1976	Treasurer and Director of Silby, Guffey and Co., Inc. a venture capital firm.	21	Ariel Funds Calvert Foundation Calvert Ventures, LLC

BARBARA J. KRUMSIEK DOB: 08/09/52	Trustee & President	1997	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation

M. CHARITO KRUVANT DOB: 12/08/45	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	30	Acacia Federal Savings Bank

ARTHUR J. PUGH DOB: 09/24/37	Trustee	1982	Retired executive.	30	Acacia Federal Savings Bank

DAVID R. ROCHAT DOB: 10/07/37	Trustee & Senior Vice-President	1976	Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc.	12	Government Scientific Source, Inc.

D. WAYNE SILBY, Esq. DOB: 07/20/48	Trustee	1976	Mr. Silby is Executive Vice-Chairman of GroupServe, Inc., a software company focused on collaborative tools. He is an officer and director of Silby, Guffey and Co., Inc.	22	Ameritas Acacia Mutual Life Insurance Company Calvert Foundation

SUSAN WALKER BENDER, Esq. DOB: 01/29/59	Officer	1988	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.

IVY WAFFORD DUKE, Esq. DOB: 09/07/68	Officer	1996	Assistant Vice-President and Associate General Counsel of Calvert Group, Ltd.

DANIEL K. HAYES DOB: 09/09/50	Officer	1996	Vice President of Calvert Asset Management Company, Inc.

HUI PING HO, CPA DOB: 01/06/65	Officer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.

LANCELOT A. KING, Esq. DOB: 07/19/70	Officer	2002	Assistant General Counsel of Calvert Group, Ltd. Prior to working at Calvert Group, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

RENO J. MARTINI DOB: 01/13/50	Officer	1990	Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc.

WILLIAM M. TARTIKOFF, Esq. DOB: 08/12/47	Officer	1990	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.

RONALD M. WOLFSHEIMER, CPA DOB: 07/24/52	Officer	1979	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.

MICHAEL V. YUHAS JR., CPA DOB: 08/04/61	Officer	1999	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC  20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates.  Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.  Mr. Rochat is an interested person of the Fund since he is an officer and director of the Fund's advisor.

Additional information about the Fund's Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert First Government Money Market Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

printed on recycled paper using soy-based inks

To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network

(24 hours, 7 days a week)

800-368-2745

Service for Existing Account

Shareholders: 800-368-2745

Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Registered, Certified

or Overnight Mail

Calvert Group

c/o NFDS,

330 West 9th Street

Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

4550 Montgomery Avenue

Suite 1000 North

Bethesda, Maryland 20814

Calvert Group's Family of Funds

Tax-Exempt Money Market Funds

CTFR Money Market Portfolio

CTFR California Money Market Portfolio

Taxable Money Market Funds

First Government Money Market Fund

CSIF Money Market Portfolio

Balanced Fund

CSIF Balanced Portfolio

Municipal Funds

CTFR Limited-Term Portfolio

CTFR Long-Term Portfolio

CTFR Vermont Municipal Portfolio

National Muni. Intermediate Portfolio

California Muni. Intermediate Portfolio

Taxable Bond Funds

CSIF Bond Portfolio

Income Fund

Short Duration Income Fund

Equity Funds

CSIF Enhanced Equity Portfolio

CSIF Equity Portfolio

Calvert Large Cap Growth Fund

Calvert Social Index Fund

Capital Accumulation Fund

CWV International Equity Fund

New Vision Small Cap Fund